EXHIBIT 99.1

Community Capital Corporation Exceeds $750 Million in Assets, Reports Strong Earnings and Announces Quarterly Cash Dividend

GREENWOOD, S.C., July 18, 2007 (PRIME NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the six months and quarter ending June 30, 2007.

Net income for the three months ended June 30, 2007 increased 16% to $1,788,000, or $0.46 per diluted share from $1,548,000, or $0.41 per diluted share for the same period in 2006. Return on average assets for the quarter was 0.95% for 2007 compared to 0.97% for 2006. Return on average equity was 11.64% compared to 11.05% in 2006.

Net income for the six months ended June 30, 2007 increased 13% to $3,418,000 from $3,021,000 for the same period in 2006. Diluted earnings per share for the six month period ended June 30, 2007 increased 13% to $0.89 from $0.79 for the six months ended June 30, 2006. Return on average assets for the six months was 0.93% for 2007 compared to 0.97% for 2006. Return on average equity was 11.33% in 2007 compared to 10.84% in 2006.

Total assets increased 14% to $768,697,000 at June 30, 2007 from $674,562,000 as of June 30, 2006. Total loans increased $85,541,000 or 16% to $614,107,000 at June 30, 2007, compared to $528,566,000 at June 30, 2006. Total deposits increased $34,980,000 or 7% to $516,458,000 at June 30, 2007 from $481,478,000 at June 30, 2006.

The company also declared a quarterly cash dividend of $0.15 per share, which is payable by September 7, 2007 to shareholders of record as of August 24, 2007. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.

Community Capital Corporation is the parent company of CapitalBank, which operates 17 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com .

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

 Financial Highlights
 (Dollars in thousands, except per share data)

                            Three Months                Six Months
                                Ended                     Ended
                               June 30                   June 30
                             (Unaudited)               (Unaudited)
                         2007          2006         2007         2006
                       ---------    ---------    ---------    ---------
 Earnings Summary

 Interest income       $  12,216    $   9,847    $  23,691    $  18,735
 Interest expense          6,315        4,684       12,242        8,541
                       ---------    ---------    ---------    ---------
 Net interest income       5,901        5,163       11,449       10,194
 Provision for loan
  losses                     125          150          325          150
 Non-interest income       1,646        1,457        3,254        2,817
 Non-interest expense      4,825        4,432        9,477        8,840
                       ---------    ---------    ---------    ---------
 Income before taxes       2,597        2,038        4,901        4,021
 Income tax expense          809          490        1,483        1,000
                       ---------    ---------    ---------    ---------
 Net income            $   1,788    $   1,548    $   3,418    $   3,021
                       ---------    ---------    ---------    ---------

 Per Shares Ratios:
 Basic earnings
  per share            $    0.47    $    0.41    $    0.90    $    0.81
 Diluted earnings
  per share            $    0.46    $    0.41    $    0.89    $    0.79
 Dividends declared
  per share            $    0.15    $    0.15    $    0.30    $    0.30
 Book value per share  $   16.00    $   14.93    $   16.00    $   14.93

 Common Share Data:
 Outstanding at
  period end           3,841,305    3,781,462    3,841,305    3,781,462
 Weighted average
  outstanding          3,805,045    3,736,089    3,790,938    3,722,737
 Diluted weighted
  average outstanding  3,852,695    3,815,199    3,842,969    3,808,814

 Balance Sheet Highlights

 Average Balances:
 Total assets          $ 751,797    $ 647,147    $ 737,520    $ 630,785
 Earning assets          687,750      585,751      674,224      570,133
 Loans                   606,779      508,549      594,830      492,902
 Deposits                501,271      469,452      495,006      457,841
 Interest bearing
  deposits               437,106      405,320      431,206      395,250
 Noninterest bearing
  deposits                64,165       64,132       63,800       62,591
 Other borrowings        171,796      113,281      165,397      110,647
 Junior subordinated
  debentures              10,310        1,813       10,310          911
 Shareholders' equity     61,629       56,823       60,846       56,202

 Performance Ratios:
 Return on average
  assets                    0.95%        0.97%        0.93%        0.97%
 Return on average
  shareholders' equity     11.64%       11.05%       11.33%       10.84%
 Net interest margin
  (fully tax equivalent
   at 38%)                  3.51%        3.68%        3.50%        3.70%
 Efficiency ratio          62.90%       65.73%       63.07%       66.65%

 Asset Quality:
 Nonperforming loans   $   1,848    $   2,428    $   1,848    $   2,428
 Other real estate           152            4          152            4
    Total nonperforming
     assets                2,000        2,432        2,000        2,432
 Net charge-offs              58           66           96          328
 Net charge-offs to
  average loans             0.01%        0.01%        0.02%        0.07%
 Allowance for loan
  losses to non-
  performing loans        347.94%      253.13%      347.94%      253.13%
 Nonperforming loans
  to total loans            0.30%        0.46%        0.30%        0.46%
 Nonperforming assets
  to total assets           0.26%        0.36%        0.26%        0.36%
 Allowance for loan
  losses to period
  end loans                 1.05%        1.16%        1.05%        1.16%

 Other Selected Ratios:
 Average equity to
  average assets            8.20%        8.78%        8.25%        8.91%
 Average loans to
  average deposits        121.05%      108.33%      120.17%      107.66%
 Average loans to
  average earning
  assets                   88.23%       86.82%       88.22%       86.45%

 Balance Sheet Data
 (Dollars in thousands, except per share data)

                                                Period Ended
                                      --------------------------------
                                       June 30  December 31  June 30
                                        2007        2006       2006
                                    (Unaudited)             (Unaudited)
                                      --------    --------    --------
 Assets:
 Cash and cash equivalents:
   Cash and due from banks            $ 26,255    $ 22,167    $ 29,912
   Interest bearing deposit accounts       120         307          35
                                      --------    --------    --------
     Total cash and cash equivalents    26,375      22,474      29,947
 Investment securities:
   Securities held-for-sale             74,028      65,496      67,189
   Securities held-to-maturity             325         380         380
   Nonmarketable equity securities       9,056       8,073       7,033
                                      --------    --------    --------
     Total investment securities        83,409      73,949      74,602
 Loans held for sale                     1,283         554         970
 Loans receivable                      614,107     573,639     528,566
 Allowance for loan losses              (6,430)     (6,200)     (6,146)
 Premises and equipment, net            15,651      15,429      14,450
 Intangible assets                      10,191      10,427      10,672
 Other assets                           24,111      22,972      21,501
                                      --------    --------    --------
     Total assets                     $768,697    $713,244    $674,562
                                      --------    --------    --------

 Liabilities and shareholders' equity:
 Deposits:
   Noninterest bearing                $ 66,212    $ 63,733    $ 66,823
   Interest bearing                    450,246     423,223     414,655
                                      --------    --------    --------
     Total deposits                    516,458     486,956     481,478
 Federal funds purchased                31,139      26,953      20,307
 Securities sold under agreements
  to repurchase                         17,075      18,329      13,793
 FHLB advances                         125,575     105,625      87,175
 Junior subordinated debentures         10,310      10,310      10,310
 Other liabilities                       6,696       6,145       5,032
                                      --------    --------    --------
     Total liabilities                $707,253    $654,318    $618,095
                                      --------    --------    --------

 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares authorized           4,871       4,818       4,811
 Nonvested restricted stock               (717)       (558)       (779)
 Capital surplus                        48,458      47,671      47,614
 Accumulated other comprehensive
  income                                  (702)       (269)       (840)
 Retained earnings                      26,656      24,386      22,783
 Treasury stock, at cost               (17,122)    (17,122)    (17,122)
                                      --------    --------    --------
     Total shareholders' equity         61,444      58,926      56,467
                                      --------    --------    --------
     Total liabilities and
      shareholders' equity            $768,697    $713,244    $674,562
                                      --------    --------    --------

Income Statement Data
 (Dollars in thousands,
 except per share data)

                                 Three Months           Six Months
                                     Ended                 Ended
                                    June 30               June 30
                               2007       2006      2007         2006
                                  (Unaudited)           (Unaudited)
 Interest income:
  Interest and fees
    on loans                 $ 11,268   $  9,001   $ 21,860   $ 17,053
  Interest on
   investment
   securities                     945        841      1,817      1,676
  Interest on
   federal funds
   sold and
   interest-bearing
   deposits                         3          5         14          6
                             --------   --------   --------   --------
     Total interest
      income                   12,216      9,847     23,691     18,735

 Interest expense:
      Interest on
       deposits                 4,093      3,315      7,939      6,044
      Interest on
        borrowings              2,222      1,369      4,303      2,497
                             --------   --------   --------   --------
      Total interest
       expense                  6,315      4,684     12,242      8,541

 Net interest income            5,901      5,163     11,449     10,194
 Provision for
  loan losses
                                  125        150        325        150
                             --------   --------   --------   --------
 Net interest income
   after provision              5,776      5,013     11,124     10,044
 Non-interest income:
    Service charges
     on deposit
     accounts                     602        665      1,185      1,287

     Gain on sale of
     loans held for
     sale                         320        172        578        337

     Fees from
      brokerage
      services                     48         87        105        108
     Income from
      fiduciary
      activities                  365        272        746        545
     Gain on sale of
      securities
      held-for-sale               --           6        --           6
     Gain on sale of
      premises and                --         --         15           2
      equipment
     Other operating
      income                      311        255        625        532
                             --------   --------   --------   --------
       Total
        non-interest
        income                  1,646      1,457      3,254      2,817
 Non-interest expense:
      Salaries and
       employee
       benefits                 2,770      2,616      5,514      5,187
      Net occupancy
       expense                    266        272        548        552
      Amortization
       of intangible
       assets                     116        121        235        246
      Furniture and
       equipment
       expense                    225        215        434        412
      Loss on sale
       of securities
       held-for-sale              --         --          53        --
      Other operating
        expenses                1,448      1,208      2,693      2,443
                             --------   --------   --------   --------
       Total
        non-interest
        expense                 4,825      4,432      9,477      8,840
 Income before taxes            2,597      2,038      4,901      4,021
 Income tax expense
                                  809        490      1,483      1,000
                             --------   --------   --------   --------
 Net income                  $  1,788   $  1,548   $  3,418   $  3,021
                             --------   --------   --------   --------

 Basic earnings per
  share                         $0.47      $0.41      $0.90      $0.81
 Diluted earnings
  per share                     $0.46      $0.41      $0.89      $0.79

                 June 30, 2007   December 31, 2006     June 30, 2006
                Balance  Percent  Balance  Percent   Balance   Percent
 Loans:
 Commercial
  and
  agricultural  $ 42,914    6.99%   $44,910    7.83%  $ 40,772    7.71%
 Real Estate -
  construction   172,339   28.06%   142,694   24.88%   111,982   21.19%
 Real Estate
  - mortgage
  and            325,134   52.94%   321,440   56.03%   304,263   57.57%
  commercial
 Home equity      40,197    6.55%    40,805    7.11%    42,922    8.12%
 Consumer -
  Installment     32,007    5.21%    22,092    3.85%    27,081    5.12%
 Other             1,516    0.25%     1,698    0.30%     1,546    0.29%
                --------  ------   --------  ------   --------   ------
  Total         $614,107  100.00%  $573,639  100.00%  $528,566  100.00%
                --------  ------   --------  ------   --------  ------

                 June 30, 2007    December 31, 2006    June 30, 2006
               Balance   Percent   Balance  Percent   Balance  Percent
 Deposits:
 Noninterest
  bearing
  demand        $ 66,212   12.82%  $ 63,733   13.09%  $ 66,823   13.88%
 Interest
  bearing
  demand          67,341   13.04%    64,743   13.30%    69,043   14.34%
 Money market
  and savings    198,295   38.39%   168,592   34.62%   153,677   31.92%
 Certificates
  of deposit     184,610   35.75%   189,888   38.99%   191,935   39.86%
                --------  ------   --------  ------   --------  ------
  Total         $516,458  100.00%  $486,956  100.00%  $481,478  100.00%
                --------  ------   --------  ------   --------  ------

 Wealth Management Group
  Fiduciary and Related Services:
 (Dollars in thousands,
 except number of accounts)

                                    June 30,  December 31,    June 30,
                                      2007       2006           2006

 Market value of accounts          $ 448,631    $ 370,362    $ 304,614
 Market value of
  discretionary accounts           $ 184,058    $ 154,168    $ 135,063

 Market value of
  non-discretionary
  accounts                         $ 264,573    $ 216,194    $ 169,551
 Total number of accounts              1,139          975          839

 Yield/Rate
  Analysis YTD         Three Months Ended        Three Months Ended
                          June 30, 2007            June 30, 2006
                    --------------------------------------------------
 (Dollars in        Average           Yield/  Average           Yield/
   thousands)       Balance  Interest  Rate   Balance  Interest  Rate
                    --------------------------------------------------
 ASSETS
 Loans(a)(c)        $606,779  $ 11,302  7.47%  $508,549  $ 9,010  7.11%
 Securities,
  taxable(b)          46,630       504  4.34%    43,536      451  4.16%
 Securities,
  nontaxable(b)(c)    25,048       395  6.33%    27,394      426  6.24%
 Nonmarketable
  Equity
  Securities           9,056       136  6.02%     5,899       83  5.64%
 Fed funds sold
  and other
  (incl. FHLB)           237         3  5.08%       373        4  4.30%
                    --------  --------  ----  ---------  -------  ----
   Total earning
    assets          $687,750  $ 12,340  7.20%  $585,751  $ 9,974  6.83%
 Non-earning        --------
  assets              64,047                     61,396
                    --------                   --------
    Total assets    $751,797                   $647,147
                    ========                   ========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction
  accounts          $216,585   $ 1,629  3.02%  $178,154  $ 1,201  2.70%
 Regular savings
  accounts            39,547       258  2.62%    39,210      189  1.93%
 Certificates of
  deposit            180,974     2,207  4.89%   187,956    1,926  4.11%
 Other short term
  borrowings          46,213       592  5.14%    45,713      572  5.02%
 FHLB Advances       125,583     1,449  4.63%    67,568      764  4.54%
 Junior
  subordinate
  debentures          10,310       180  7.00%     1,813       32  7.08%
                    --------  --------  ----  ---------  -------  ----
   Total
    interest-
    bearing
    liabilities     $619,212   $ 6,315  4.09%  $520,414  $ 4,684  3.61%
 Non-interest
  bearing
  liabilities         70,956                     69,910
 Stockholders'
  equity              61,629                     56,823
                    --------                   --------
    Total
     liabilities
     & equity       $751,797                   $647,147
                    ========                   ========

 Net interest
  income/interest
  rate spread                  $ 6,025  3.11%            $ 5,290  3.22%
                               =======  ====             =======  ====

 Net yield on
  earning assets                        3.51%                     3.62%
                                        ====                      ====

 Yield/Rate
  Analysis YTD           Six Months Ended         Six Months Ended
                          June 30, 2007            June 30, 2006
                    --------------------------------------------------
 (Dollars in        Average           Yield/  Average           Yield/
   thousands)       Balance  Interest  Rate   Balance  Interest  Rate
                    --------------------------------------------------
 ASSETS
 Loans(a)(c)        $594,830   $21,906  7.43%  $492,902  $17,069  6.98%
 Securities,
  taxable(b)          44,293       953  4.34%    43,643      899  4.15%
 Securities,
  nontaxable(b)(c)    25,798       813  6.36%    27,705      861  6.27%
 Nonmarketable
  Equity
  Securities           8,763       259  5.96%     5,681      158  5.61%
 Fed funds sold
  and other
   (incl. FHLB)          540        14  5.23%       202        6  5.99%
                    --------  --------         --------  -------
   Total earning
    assets          $674,224  $ 23,945  7.16%  $570,133  $18,993  6.72%
 Non-earning
  assets              63,296                     60,652
                    --------                   --------
 Total assets       $737,520                   $630,785
                    ========                   ========

 LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
 Transaction
  accounts          $206,189   $ 2,998  2.93%  $171,842  $ 2,123  2.49%
 Regular savings
  accounts            39,376       503  2.58%    38,802      352  1.83%
 Certificates of
  deposit            185,641     4,438  4.82%   184,606    3,566  3.90%
 Other short term
  borrowings          45,437     1,168  5.18%    46,225    1,083  4.72%
 FHLB Advances       119,960     2,774  4.66%    64,422    1,385  4.34%
 Junior
  subordinate
  debentures          10,310       361  7.06%       911       32  7.08%
                    --------  --------         --------  -------
   Total
    interest-
    bearing
    liabilities     $606,913   $12,242  4.07%  $506,808  $ 8,541  3.40%
 Non-interest
  bearing
  liabilities         69,761                     67,775
 Stockholders'
  equity              60,846                     56,202
                    --------                   --------
    Total
     liabilities
     & equity       $737,520                   $630,785
                    ========                   ========

 Net interest
  income/interest
  rate spread                  $11,703  3.09%            $10,452  3.32%
                               =======  ====             =======  ====

 Net yield on
  earning assets                        3.50%                     3.70%
                                        ====                      ====

 (a) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (b) Average investment securities exclude the valuation allowance on securities available-for-sale.
 (c) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com